Exhibit 10.46

EQUIPMENT SCHEDULE No. 06

Lessee SIGMATRON INTERNATIONAL, INC.				Equipment Location SIGMATRON INTERNATIONAL, INC.
Street Address 2201 Landmeier Road				Street Address Calle Hacienda del Colorado No. 21603 T-1, Parque Industrial Presidentes, Tijuana 22215
City Elk Grove Village	State IL	County Cook	Zip Code 60007	City	State	County	Zip Code
Contact Michelle Laguna	Telephone (847) 640-4397			Contact Michelle Laguna		Telephone (847) 640-4397

Equipment:
Please see “Exhibit A” attached hereto and made a part hereof.

This Equipment Schedule No. 06 dated April 20, 2018 (“Equipment Schedule”) incorporates the terms and conditions of that certain Master Lease No. 2017389 dated August 15, 2017 (“Master Lease”) by and between FIRST AMERICAN COMMERCIAL BANCORP, INC. (“Lessor”) and SIGMATRON INTERNATIONAL, INC. (“Lessee”) (the Equipment Schedule and Master Lease as incorporated therein, the “Lease”).  Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the above-described items of Equipment for the Lease Term and on terms and conditions set forth herein.  In the event of any conflict between the terms of the Master Lease and the terms of this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

If applicable, for purposes of this Equipment Schedule and all ancillary documents, the terms defined in the Master Lease as “Delivery  Order and Acceptance Certificate” and “Authorization Date” are hereby revised to be “Delivery and Acceptance Certificate” and “Acceptance Date,” respectively.

Base Lease Term 48 Months	Lessee shall pay Lessor a nonrefundable advance rental payment in the amount of $6,716.20 which is applied to the last payment due under the Lease. Billing is monthly.	Monthly Rental Payment $6,716.20 plus applicable taxes

Accepted by Lessee SIGMATRON INTERNATIONAL, INC.		Accepted by Lessor FIRST AMERICAN COMMERCIAL BANCORP, INC.
By /s/ Linda K. Frauendorfer		By /s/ Daniel Wallenhorst
Name Linda Frauendorfer		Name Daniel Wallenhorst
Title Chief Financial Officer	Date April 19, 2018	Title Vice President	Date April 20, 2018